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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                 AUGUST 26, 2002




                             TAMPA ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)



          FLORIDA                       1-5007                  59-0475140
(State or other jurisdiction        (Commission File          (IRS Employer
     of incorporation)                  Number)             Identification No.)




                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of Tampa Electric Company previously filed with Securities and Exchange Commission (File No. 333-91602), which Registration Statement was declared effective by the Commission on July 19, 2002, Tampa Electric Company is filing a Fourth Supplemental Indenture dated as of August 15, 2002 between Tampa Electric Company and The Bank of New York as
Exhibit 4.2 to such Registration Statement, the 5.375% Notes Due 2007 as Exhibit
4.3 to such Registration Statement, and the 6.375% Notes Due 2012 as Exhibit 4.4 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.


                  4.2 Fourth Supplemental Indenture dated as of August 15, 2002 by and between Tampa Electric Company and The Bank of New York. Filed herewith.

                  4.3      5.375% Notes due 2007.  Filed herewith.

                  4.4      6.375% Notes due 2012.  Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 26, 2002             TAMPA ELECTRIC COMPANY


                                  By: /s/ Gordon L. Gillette
                                      ------------------------------------------
                                      Gordon L. Gillette
                                      Sr. Vice President--Finance and Chief
                                      Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

4.2 Fourth Supplemental Indenture dated as of August 15, 2002 by and between Tampa Electric Company and The Bank of New York. Filed herewith.

4.3            5.375% Notes due 2007.  Filed herewith.

4.4            6.375% Notes due 2012.  Filed herewith.